UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 3, 2025

Bakkt Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39544	41-2324812
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

One Liberty Plaza, One Liberty St., Ste. 305-306,

New York, New York 10006

Registrant’s telephone number, including area code: (678) 534-5849

(Address, including zip code, and telephone number, including area code, or registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BKKT	The New York Stock Exchange
Warrants to purchase Class A Common Stock	BKKT WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 16, 2025, Bakkt Holdings, Inc., a Delaware corporation (“Old Bakkt”), announced plans to pursue a reorganization of certain entities (the “Reorganization”) in order to streamline its corporate structure and governance by eliminating Old Bakkt’s umbrella partnership-C corporation structure. On November 3, 2025, Old Bakkt implemented the Reorganization. Following the implementation of the Reorganization, Old Bakkt became a wholly owned subsidiary of a new holding company, Bakkt NewCo Holdings, Inc., a Delaware corporation (“New Bakkt” or the “Company”), which replaced Old Bakkt as the public company trading on the New York Stock Exchange (the “NYSE”) under Old Bakkt’s ticker symbol “BKKT.” In addition, New Bakkt changed its name to “Bakkt Holdings, Inc.” and Old Bakkt changed its name to “Bakkt Intermediate Holdings, Inc.” This Current Report on Form 8-K is being filed for the purpose of establishing New Bakkt as the successor issuer pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose certain other matters. Pursuant to Rule 12g-3(a) under the Exchange Act, shares of New Bakkt Class A common stock, par value $0.01 per share (“New Bakkt Class A Common Stock”), are deemed registered under Section 12(b) of the Exchange Act as the Class A common stock of the successor issuer.

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreements and Consummation of Reorganization

On November 3, 2025, as part of the Reorganization, Old Bakkt implemented a holding company reorganization (the “Holding Company Reorganization”) pursuant to an Agreement and Plan of Merger (the “PubCo Merger Agreement”), dated as of November 3, 2025, among Old Bakkt, New Bakkt and Bakkt Merger Sub 1, Inc., a Delaware corporation and a wholly owned subsidiary of New Bakkt (“Merger Sub 1”), pursuant to which Merger Sub 1 merged with and into Old Bakkt (the “PubCo Merger”), which resulted in New Bakkt becoming the direct parent company of Old Bakkt and replacing Old Bakkt as the public company trading on the NYSE. Immediately thereafter, as part of the Reorganization, pursuant to an Agreement and Plan of Merger (the “OpCo Merger Agreement”), dated as of November 3, 2025, among New Bakkt, Bakkt Opco Holdings, LLC, a Delaware limited liability company (“Bakkt OpCo”), Bakkt Management, LLC, a Delaware limited liability company (the “Management Vehicle”), and Bakkt Merger Sub 2, LLC, a Delaware limited liability company and a wholly owned subsidiary of New Bakkt (“Merger Sub 2”), Merger Sub 2 merged with and into Bakkt OpCo (the “OpCo Merger”), which resulted in New Bakkt directly and indirectly wholly owning Bakkt OpCo. The Reorganization is intended to be a tax-free transaction for U.S. federal income tax purposes for stockholders of Old Bakkt.

In accordance with the terms of the PubCo Merger Agreement, (i) each share of Class A common stock, par value $0.0001 per share (“Old Bakkt Class A Common Stock”), of Old Bakkt issued and outstanding immediately prior to the effective time of the Holding Company Reorganization (the “Holding Company Reorganization Effective Time”) was converted automatically into the right to receive one validly issued, fully paid and non-assessable share of New Bakkt Class A Common Stock, having the same designations, rights, powers and preferences, and qualifications, limitations and restrictions as the shares of Old Bakkt Class A Common Stock being so converted, and (ii) each share of Class V common stock, par value $0.0001 per share (“Old Bakkt Class V Common Stock”), of Old Bakkt issued and outstanding immediately prior to the Holding Company Reorganization Effective Time was converted automatically into the right to receive one validly issued, fully paid and non-assessable share of Class V common stock, par value $0.0001 per share (“New Bakkt Class V Common Stock”), of New Bakkt, having the same designations, rights, powers and preferences, and qualifications, limitations and restrictions as the shares of Old Bakkt Class V Common Stock being so converted. Accordingly, upon consummation of the Holding Company Reorganization, Old Bakkt stockholders automatically became stockholders of New Bakkt, on a one-for-one basis.

In accordance with the terms of the OpCo Merger Agreement, (i) each outstanding common unit of OpCo (each such unit, an “OpCo Common Unit”) (excluding any OpCo Incentive Unit (as defined below) and any OpCo Common Unit owned by Old Bakkt), together with one share of New Bakkt Class V Common Stock paired therewith (together, a “Paired Interest”), issued and outstanding immediately prior to the effective time of the OpCo Merger (the “OpCo Merger Effective Time”) was exchanged for the right to receive one validly issued, fully paid and non-assessable share of New Bakkt Class A Common Stock, resulting in the elimination of the shares of New Bakkt Class V Common Stock and New Bakkt having only a single class of common stock outstanding, (ii) each member’s membership unit of the Management Vehicle issued and outstanding immediately prior to the OpCo Merger Effective Time was exchanged for the corresponding common unit of OpCo (each such unit, an “OpCo Incentive Unit”) granted under the Second Amended and Restated Bakkt Equity Incentive Plan, as amended, held by the Management Vehicle, together with the share of New Bakkt Class V Common Stock paired therewith, and (iii) each OpCo Incentive Unit, together with the share of New Bakkt Class V Common Stock paired therewith, issued and outstanding immediately prior to the OpCo Merger Effective Time was exchanged for the right to receive one validly issued, fully paid and nonassessable share of New Bakkt Class A Common Stock.

Following the consummation of the Reorganization, shares of New Bakkt Class A Common Stock continue to trade on the NYSE on an uninterrupted basis under the ticker symbol “BKKT” with the same CUSIP number (#05759B107). Immediately after the consummation of the Reorganization, New Bakkt has, on a consolidated basis, the same directors, executive officers, management, assets, business and operations as Old Bakkt had immediately prior to the consummation of the Reorganization.

The Holding Company Reorganization was conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (as amended, the “DGCL”), which provides for the formation of a holding company without a vote of the shareholders of the constituent corporation. The conversion of stock occurred automatically without an exchange of stock certificates.

As a result of the Holding Company Reorganization, New Bakkt became the successor issuer to Old Bakkt pursuant to Rule 12g-3(a) of the Exchange Act, and as a result, shares of New Bakkt Class A Common Stock are deemed registered under Section 12(b) of the Exchange Act as the Class A common stock of the successor issuer.

Treatment of Old Bakkt Warrants

In connection with the Holding Company Reorganization, (i) each of Old Bakkt’s Class 1 Warrants to purchase shares of Old Bakkt Class A Common Stock that was outstanding and unexercised prior to the Holding Company Reorganization Effective Time was exchanged for an equivalent warrant to purchase New Bakkt Class A Common Stock, (ii) each of Old Bakkt’s Class 2 Warrants to purchase shares of Old Bakkt Class A Common Stock that was outstanding and unexercised prior to the Holding Company Reorganization Effective Time was exchanged for an equivalent warrant to purchase New Bakkt Class A Common Stock, and (iii) each of Old Bakkt’s publicly traded warrants to purchase shares of Old Bakkt Class A Common Stock that was outstanding and unexercised prior to the Holding Company Reorganization Effective Time was replaced with an equivalent warrant to purchase shares of New Bakkt Class A Common Stock.

Assumption of Old Bakkt Equity Plan and Agreements

Pursuant to the PubCo Merger Agreement, effective as of the Holding Company Reorganization Effective Time, New Bakkt assumed, among other agreements, the Bakkt Holdings, Inc. 2021 Omnibus Incentive Plan, as amended (the “Equity Plan”), and all outstanding equity awards (including restricted stock units and performance-based restricted stock units) granted thereunder or granted by Old Bakkt outside of the Equity Plan pursuant to NYSE Listing Rule 303A.08 that is outstanding immediately prior to the Effective Time, the indemnification agreements between Old Bakkt and the directors and executive officers of Old Bakkt, and the Tax Receivable Agreement, dated as of October 15, 2021, by and among the Company and the persons named therein, as amended (collectively, the “Assumed Agreements”). On November 3, 2025, as of the Holding Company Reorganization Effective Time, each of the Assumed Agreements was automatically deemed to be amended as necessary to reflect the assumption by New Bakkt described above, to provide that references to Old Bakkt in such Assumed Agreement will be read to refer to New Bakkt and to add New Bakkt as party to the Assumed Agreements, to the extent deemed necessary or appropriate.

Amendment to Contribution Agreement

Immediately prior to the consummation of the Reorganization, Old Bakkt, Akshay Naheta, the Company’s Chief Executive Officer, and Intercontinental Exchange Holdings, Inc. (“ICE”) entered into an amendment (the “Contribution Agreement Amendment”) to the Contribution Agreement, dated as of October 16, 2025, by and among Old Bakkt, Mr. Naheta and ICE (the “Contribution Agreement”) relating to their respective rights under the Tax Receivable Agreement, dated as of October 15, 2021, by and among Old Bakkt and the persons named therein, as amended (the “TRA”), pursuant to which they agreed that both ICE and Mr. Naheta would contribute their rights under the TRA to New Bakkt in exchange for cash and (i) Mr. Naheta would further contribute such cash payable to Mr. Naheta to New Bakkt in exchange for shares of New Bakkt Class A Common Stock, as contemplated in the original Contribution Agreement, and (ii) ICE would further contribute such cash payable to ICE to New Bakkt in exchange for shares of Series A Non-Voting Convertible Preferred Stock (“New Bakkt Preferred Stock”) of New Bakkt, each convertible into one share of New Bakkt Class A Common Stock, rather than shares of New Bakkt Class A Common Stock. The conversion of shares of New Bakkt Preferred Stock into shares of New Bakkt Class A Common Stock is conditional upon the expiry or termination of the waiting period (and any extension thereof, including pursuant to any timing agreement) applicable to such conversion under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).

The foregoing descriptions of the Reorganization, including the Holding Company Reorganization, the OpCo Merger, the PubCo Merger Agreement, the OpCo Merger Agreement and the Contribution Agreement Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the PubCo Merger Agreement, the OpCo Merger Agreement and the Contribution Agreement Amendment which are filed as Exhibits 2.1, 2.2 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Following the consummation of the Holding Company Reorganization, New Bakkt Class A Common Stock continues to trade on the NYSE on an uninterrupted basis under the ticker symbol “BKKT”.

The information set forth in Item 1.01, Item 5.03 and Item 8.01 under the heading “Successor Issuer” of this Current Report on Form 8-K describing the succession of New Bakkt to Exchange Act Section 12(b) and reporting obligations of Old Bakkt is hereby incorporated by reference in this Item 3.01.

In connection with the Holding Company Reorganization, on November 3, 2025, Old Bakkt requested that the NYSE file with the U.S. Securities and Exchange Commission (the “Commission”) an application on Form 25 to delist the Old Bakkt Class A Common Stock from the NYSE and deregister the Old Bakkt Class A Common Stock under Section 12(b) of the Exchange Act. Subsequent to the consummation of the Holding Company Reorganization, Old Bakkt intends to file a certificate on Form 15 requesting that the Old Bakkt Class A Common Stock be deregistered under the Exchange Act and that Old Bakkt’s reporting obligations under Section 15(d) of the Exchange Act be suspended (except to the extent of the succession of New Bakkt to the Exchange Act Section 12(b) registration and reporting obligations of Old Bakkt as described under the heading, “Successor Issuer,” under Item 8.01 below).

Item 3.02	Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K relating to the issuance of shares of New Bakkt Class A Common Stock to Mr. Naheta and shares of New Bakkt Preferred Stock to ICE pursuant to the TRA and the Contribution Agreement, each as amended, is incorporated by reference herein in its entirety. Such issuances were made in reliance upon the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), in light of the nature of the purchasers and the manner in which the sale occurred. Pursuant to these arrangements, upon the consummation of the Reorganization, New Bakkt issued 69,733 shares New Bakkt Class A Common Stock to Mr. Naheta and 465,890 shares of New Bakkt Preferred Stock to ICE (such shares of New Bakkt Preferred Stock to be automatically converted into shares of New Bakkt Class A Common Stock pursuant to their terms upon the earlier of (i) the expiry or termination of the waiting period (and any extension thereof, including pursuant to any timing agreement) applicable to such conversion under the HSR Act, or (ii) a direct transfer to an unaffiliated party of the holder thereof), at a price per share of New Bakkt Class A Common Stock of $39.34, representing the “Minimum Price” as defined in NYSE Rule 312.04(h), which was offset against the amount of cash to which Mr. Naheta and ICE were otherwise entitled under the TRA.

In connection with the OpCo Merger, on November 3, 2025, New Bakkt issued 7,174,565 shares of New Bakkt Class A Common Stock to holders of OpCo Common Units and Management Vehicle Units immediately prior to the effective time of the OpCo Merger as described under Item 1.01 of this Current Report on Form 8-K. Such issuance was made in reliance upon the exemption from registration contained in Section 4(a)(2) of the Securities Act, in light of the nature of the purchasers and the manner in which the sale occurred.

Item 3.03	Material Modification of Rights of Security Holders.

Upon consummation of the Holding Company Reorganization, each share of Old Bakkt Class A Common Stock issued and outstanding immediately prior to the PubCo Merger automatically converted into an equivalent corresponding share of New Bakkt Class A Common Stock, having the same designations, rights, powers and preferences and qualifications, limitations and restrictions as the corresponding share of Old Bakkt Class A Common Stock that was converted.

The information set forth in Item 1.01, Item 5.03 and Item 8.01 under the heading “Successor Issuer” of this Current Report on Form 8-K is hereby incorporated by reference in this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth in Item 1.01 and Item 5.02 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The directors of New Bakkt and their committee memberships and titles, which are listed below, are the same as the directors of Old Bakkt immediately prior to the Reorganization.

Directors and Committee Memberships

Name	Age	Audit and Risk Committee	Compensation Committee	Nominating and Corporate Governance Committee
Sean Collins	45	X		X
Akshay Naheta	43
Michelle Goldberg	56	Chair		X
Jill Simeone	58		X	Chair
Colleen Brown	66	X	Chair	X
Mike Alfred	45		X
Lyn Alden	38	X

Sean Collins will continue to serve as the Company’s Chairman. Biographical information about certain of New Bakkt’s directors is included in Old Bakkt’s Definitive Proxy Statement for the 2025 Annual Meeting of Stockholders filed with the Commission on April 28, 2025 (the “2025 Proxy Statement”) under the caption “Information on Board of Directors and Corporate Governance” and is incorporated by reference herein. Biographical information about certain of New Bakkt’s directors is also included in (i) the Current Report on Form 8-K filed with the Commission on September 22, 2025 and (ii) the Current Report on Form 8-K filed with the Commission on October 21, 2025.

The executive officers of New Bakkt and their positions and titles, which are listed below, are identical to the executive officers of Old Bakkt immediately prior to the Reorganization.

Executive Officers

Name	Age	Position with Bakkt Holdings, Inc.
Akshay Naheta	43	Chief Executive Officer
Karen Alexander	54	Chief Financial Officer
Nicholas Baes	46	Chief Operating Officer
Philip Lord	53	President of Bakkt International

Biographical information about New Bakkt’s executive officers is included in the 2025 Proxy Statement under the captions “Information on Board of Directors and Corporate Governance” and “Executive Officers” and is incorporated by reference herein.

The information set forth in Item 1.01 under the caption “Assumption of Old Bakkt Equity Plans and Agreements” of this Current Report on Form 8-K is hereby incorporated by reference in this Item 5.02.

Information regarding the compensation arrangements of certain of New Bakkt’s named executive officers, including those Assumed Agreements to which the named executive officers are a party, is included in the 2025 Proxy Statement under the caption “Executive Compensation” and is incorporated by reference herein. Information regarding the compensation arrangements of New Bakkt’s Chief Executive Officer, including certain Assumed Agreements to which New Bakkt’s Chief Executive Officer is a party, is included in (i) the Current Report on Form 8-K filed with the Commission on March 19, 2025 and (ii) the Current Report on Form 8-K filed with the Commission on April 21, 2025.

The information required to be disclosed pursuant to Items 401(b), (d) and (e) of Regulation S-K relating to each of such executive officers is included in the 2025 Proxy Statement and is incorporated by reference herein. Certain transactions between New Bakkt and such officers required to be disclosed pursuant to Item 404(a) of Regulation S-K are included in the 2025 Proxy Statement and is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Upon consummation of the Holding Company Reorganization, the Amended and Restated Certificate of Incorporation of New Bakkt (the “New Bakkt A&R Certificate of Incorporation”) and the Amended and Restated Bylaws of New Bakkt (the “New Bakkt A&R Bylaws”) were the same as the Certificate of Incorporation and the Bylaws of Old Bakkt in effect immediately prior to consummation of the Holding Company Reorganization, respectively, other than certain technical changes permitted by Section 251(g) of the DGCL. The New Bakkt A&R Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on November 3, 2025.

The foregoing descriptions of the New Bakkt A&R Certificate of Incorporation and the New Bakkt A&R Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the New Bakkt A&R Certificate of Incorporation and the New Bakkt A&R Bylaws, which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and each of which is incorporated by reference herein.

Item 8.01	Other Items.

Successor Issuer

In connection with the Holding Company Reorganization and by operation of Rule 12g-3(a) promulgated under the Exchange Act, New Bakkt is the successor issuer to Old Bakkt and has succeeded to the attributes of Old Bakkt as the registrant. Shares of New Bakkt Class A Common Stock are deemed to be registered under Section 12(b) of the Exchange Act, and New Bakkt is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. New Bakkt hereby reports this succession in accordance with Rule 12g-3(f) promulgated under the Exchange Act.

Description of Company Capital Stock

The description of New Bakkt’s capital stock provided in Exhibit 99.1, which is incorporated by reference herein, modifies and supersedes any prior description of Old Bakkt’s capital stock in any registration statement or report filed with the Commission and will be available for incorporation by reference into certain of New Bakkt’s filings with the Commission pursuant to the Securities Act of 1933, as amended, the Exchange Act, and the rules and forms promulgated thereunder.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following documents are herewith furnished as exhibits to this report:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 3, 2025, by and among Bakkt Holdings, Inc. (formerly Bakkt NewCo Holdings, Inc.), Bakkt Intermediate Holdings, Inc. (formerly Bakkt Holdings, Inc.) and Bakkt Merger Sub 1, Inc.

2.2	Agreement and Plan of Merger, dated as of November 3, 2025, by and among Bakkt Holdings, Inc. (formerly Bakkt NewCo Holdings, Inc.), Bakkt Opco Holdings, LLC, Bakkt Management, LLC and Bakkt Merger Sub 2, LLC

3.1	Amended and Restated Certificate of Incorporation of Bakkt Holdings, Inc. (formerly Bakkt NewCo Holdings, Inc.)

3.2	Amended and Restated Bylaws of Bakkt Holdings, Inc. (formerly Bakkt NewCo Holdings, Inc.)

10.1	Amendment No. 1 to Contribution Agreement dated October 16, 2025, by and among the Company, Intercontinental Exchange Holdings, Inc. and Akshay Naheta

99.1	Description of Capital Stock

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities and Exchange Act of 1934, as amended. Such statements include, but are not limited to, statements regarding the Company’s plans with respect to the Reorganization. Forward-looking statements can be identified by words such as “will,” “likely,” “expect,” “continue,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “projection,” “outlook,” “grow,” “progress,” “potential” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Such forward-looking statements are based upon the current beliefs and expectations of the Company’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and beyond the Company’s control.

You are cautioned not to place undue reliance on such forward-looking statements. Such forward-looking statements relate only to events as of the date on which such statements are made and are based on information available to us as of the date of this Current Report.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bakkt Holdings, Inc.

Date: November 3, 2025

	By:	/s/ Marc D’Annunzio
	Name:	Marc D’Annunzio
	Title:	General Counsel and Secretary